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                                                                 EXHIBIT 10.35

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (the "Agreement") is made as of April 23, 2004, by each of the entities that is a party to this Agreement or that hereafter becomes a party to this Agreement by executing a separate joinder agreement (collectively, the "Debtor"), in favor of MOTOROLA, INC., a Delaware corporation, in its capacity as agent for itself and the other Motorola Parties (in such capacity, the "Secured Party").

                             Preliminary Statements

      (a) Brightstar Corp., a Delaware corporation ("Brightstar"), is a party to the Payment Terms Agreement referred to below.

      (b) The Debtor is a Foreign Subsidiary of Brightstar.

      (c) It is a condition to the obligations of the Motorola Parties under the Payment Terms Agreement and the other Brightstar Documents that the Debtor enter into this Agreement, which the Debtor is willing to do.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor agrees as follows:

      1. Definitions. All capitalized terms used but not defined in this Agreement have the meanings given in the Amended and Restated Payment Terms Agreement, dated as of April 23, 2004, by and among Motorola, Inc. (in its capacity as agent for itself and the other Motorola Parties), Brightstar Corp. and the other persons and entities that are a party thereto (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Payment Terms Agreement"). All terms defined in the UCC and used in this Agreement have the meanings given to them in the UCC; provided, that if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning given in Article 9. In addition, the following terms have the following meanings as used in this Agreement:

      "Foreign Subsidiary" means any direct or indirect Subsidiary of Brightstar now or hereafter created and that is organized outside of the United States of America and its territories (including, without limitation, Brightstar Puerto Rico, Inc.), together with any and all successors and assigns of each of the foregoing Subsidiaries.

      "Foreign Subsidiary Obligations" means all obligations of any of the Foreign Subsidiaries to any of the Motorola Parties, however created, arising or evidenced, whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, including, without limitation: (a) all obligations of any of the Foreign Subsidiaries under any of the Brightstar Documents; (b) the payment of any invoices that any of the Motorola Parties has rendered or may render in the future against any of the Foreign Subsidiaries;
(c) the payment of any contracts or other evidences of indebtedness that any of the Foreign Subsidiaries may deliver to any of the Motorola Parties for goods or services; (d) the payment of any applicable taxes of any kind that may arise out of or relate to clause (a), (b) or (c) that may be levied against any of

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the Motorola Parties by a proper taxing authority; (e) the payment of any interest, penalty or late charge that may arise out of or relate to the failure of any of the Foreign Subsidiaries to pay any of the Motorola Parties, whether
(i) assessed by any of the Motorola Parties against any of the Foreign Subsidiaries as part of the normal collection practices of any of the Motorola Parties; or (ii) assessed by others against any of the Motorola Parties; (f) the payment of principal, interest and any other amounts due or to become due, whether by acceleration or otherwise, under all other obligations of any of the Foreign Subsidiaries to any of the Motorola Parties, and (g) the payment of any costs or expenses incurred by any of the Motorola Parties in collecting all or any portion of the foregoing or in obtaining, preserving, perfecting and enforcing any security interest granted by any of the Foreign Subsidiaries or in maintaining, preserving and collecting the property subject to any such security interest.

      2. Security Interest. The Debtor hereby grants to the Secured Party a security interest in all of the Debtor's right, title and interest in and to all personal property of the Debtor, including, without limitation, all goods (including inventory, equipment and any accessions thereto), accounts (including health-care-insurance receivables), general intangibles (including payment intangibles), chattel paper (whether tangible or electronic), instruments (including promissory notes), investment property (including securities), documents, deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), supporting obligations, any other contract rights or rights to the payment of money and insurance claims and proceeds, whether such property or the Debtor's right, title or interest therein or thereto is now owned or existing or hereafter acquired or arising and wherever such property may now or hereafter be located, together with all cash and non-cash proceeds thereof and all replacements, attachments and products thereof (collectively, the "Collateral"). The Secured Party acknowledges that its security interest in the Collateral owned by Brightstar Puerto Rico, Inc. and its rights under this Agreement with respect to Brightstar Puerto Rico, Inc. (including, without limitation, its rights as a secured party following the occurrence of an Event of Default) are subject to the terms of the PNC Intercreditor Agreement.

      3. Obligations Secured. The security interest granted in this Agreement secures the prompt payment and performance in full of the Foreign Subsidiary Obligations. For the avoidance of doubt, the security interest granted in this Agreement does not secure any obligations of any of the Brightstar Parties that is not a Foreign Subsidiary (including, without limitation, any obligations of Brightstar).

      4. Ownership. The Debtor represents and warrants to the Secured Party that it owns the Collateral and the Collateral is free and clear of all Liens, other than Permitted Liens, and agrees that it will keep the Collateral free and clear from all Liens, other than Permitted Liens.

      5. Name and Offices. There has been no change in the name of the Debtor, or the name under which the Debtor conducts business, within the 5 years preceding the date of execution of this Agreement or a separate joinder agreement (or, if the Debtor has not been in existence for 5 years, since the date of its organization) and the Debtor has not moved its executive offices (which, for each Debtor, is located at the address provided in its signature block to this Agreement or in a separate joinder agreement) or changed the jurisdiction of its organization within the 5 years preceding the date of execution of this Agreement or a separate joinder agreement (or, if the Debtor has not been in existence for 5 years, since the date of its

               Security Agreement (Foreign Subsidiaries) - Page 2

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organization). The organizational identification number of the Debtor as provided herein or in a separate joinder agreement is correct.

      6. Title/Taxes. The Debtor has good and marketable title to the Collateral and will warrant and defend it against all claims. The Debtor will not transfer, sell, or lease the Collateral (except for sales of inventory in the ordinary course of business). The Debtor agrees to pay promptly all taxes and assessments upon or for the use of the Collateral and on this Agreement. At its option, the Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral. The Debtor agrees to reimburse the Secured Party, on demand, for any such payment made by the Secured Party. Any amounts so paid shall be added to the Foreign Subsidiary Obligations and be secured hereunder, and shall bear interest payable by the Debtor at the annual rate of eighteen percent per annum (18% p.a.).

      7. Waivers. The Debtor waives presentment, demand, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate, and notice of acceleration of maturity. The Debtor further agrees not to assert against the Secured Party as a defense (legal or equitable), as a set-off, as a counterclaim, or otherwise, any claims the Debtor may have against any seller or lessor that provided personal property or services relating to any part of the Collateral. The Debtor waives any exemptions with regard to the Collateral. The Debtor waives any and all rights to notice or to hearing prior to the Secured Party's taking immediate possession or control of any Collateral, and to any bond or security which might be required by applicable law prior to the exercise of any of the Secured Party's remedies against any Collateral.

      8. Extensions, Releases. The Debtor agrees that the Secured Party may extend, renew or modify any of the Foreign Subsidiary Obligations and grant any releases, compromises or indulgences with respect to any security for the Foreign Subsidiary Obligations, or with respect to any party liable for the Foreign Subsidiary Obligations, and may add (or fail to add) additional Debtors under this Agreement by one or more separate joinder agreements, all without notice to or consent of the Debtor and without affecting the liability of the Debtor or the enforceability of this Agreement.

      9. Notifications of Change. The Debtor will notify the Secured Party in writing at least 30 days prior to any change in: (i) the Debtor's chief place of business and/or residence; (ii) the Debtor's name or identity; or (iii) the Debtor's corporate structure (including, without limitation, the jurisdiction of its organization). The Debtor will keep the Collateral at the location(s) previously provided to the Secured Party until such time as the Secured Party provides written advance consent to a change of location. The Debtor will bear the cost of preparing and filing any documents necessary to protect the Secured Party's Liens.

      10. Collateral Condition and Lawful Use. The Debtor represents that the Collateral is in good repair and condition and that the Debtor shall use reasonable care to prevent the Collateral from being damaged or depreciating. The Debtor shall immediately notify the Secured Party of any material loss or damage to the Collateral. The Debtor shall not permit any item of equipment to become a fixture to real estate or an accession to other personal property. The Debtor represents it is in compliance in all material respects with all federal, state and local laws, rules and regulations applicable to its properties, the Collateral, operations, business, and

               Security Agreement (Foreign Subsidiaries) - Page 3

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finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. Section 3617, et seq.) or narcotics (including
21 U.S.C. Section 801 et seq.) and all applicable federal, state and local laws, and regulations intended to protect the environment.

      11. Risk of Loss and Insurance. The Debtor shall bear all risk of loss with respect to the Collateral. The injury to or loss of the Collateral, either partial or total, shall not release the Debtor from payment or other performance hereof. The Debtor agrees to obtain and keep in force casualty and hazard insurance on the Collateral naming the Secured Party as loss payee. Such insurance is to be in form and amounts reasonably satisfactory to the Secured Party. All such policies shall provide to the Secured Party a minimum of 30 days written notice of cancellation. The Debtor shall furnish to the Secured Party such policies or other evidence of such policies satisfactory to the Secured Party. The Secured Party is authorized, but not obligated, to purchase any or all insurance or "Single Interest Insurance" protecting such interest as the Secured Party deems appropriate against such risks and for such coverage and for such amounts, including either the amount of the Foreign Subsidiary Obligations or the value of the Collateral at its discretion, all at the Debtor's expense. In such event, the Debtor agrees to reimburse the Secured Party for the cost of such insurance and the Secured Party may add such cost to the Foreign Subsidiary Obligations. The Debtor shall bear the risk of loss to the extent of any deficiency in the effective insurance coverage with respect to loss or damage to any of the Collateral. The Debtor hereby assigns to the Secured Party the proceeds of all such insurance and directs any insurer to make payments directly to the Secured Party. The Debtor hereby appoints the Secured Party its attorney-in-fact, which appointment shall be irrevocable and coupled with an interest for so long as the Foreign Subsidiary Obligations are unpaid, to file proof of loss and/or any other forms required to collect from any insurer any amount due from any damage or destruction of the Collateral, to agree to and bind the Debtor as to the amount of said recovery, to designate payee(s) of such recovery, to grant releases to any insurer, to grant subrogation rights to any insurer, and to endorse any settlement check or draft. The Debtor agrees not to exercise any of the foregoing powers granted to the Secured Party without the Secured Party's prior written consent.

      12. Financing Statements. No Financing Statement (other than any filed by the Secured Party) covering any of the Collateral or proceeds thereof is on file in any public filing office. This Agreement, or a copy thereof, or any financing statement authorized hereunder may be recorded. On request of the Secured Party, the Debtor will execute or authorize one or more financing statements in form satisfactory to the Secured Party and will pay all costs and expenses of filing the same or of filing this Agreement in all public filing offices, where filing is deemed by the Secured Party to be desirable. The Secured Party is authorized to file Financing Statements relating to the Collateral without the Debtor's signature where authorized by law. The Debtor appoints the Secured Party as its attorney-in-fact to execute such documents necessary to accomplish perfection of the Secured Party's security interest. The appointment is coupled with an interest and shall be irrevocable as long as any Foreign Subsidiary Obligations remain outstanding. The Debtor further agrees to take such other actions as might be requested for the perfection, continuation and assignment, in whole or in part, of the security interests granted herein. If certificates are issued or outstanding as to any of the Collateral, the Debtor will cause the security interests of the Secured Party to be properly protected, including perfection of notation thereon.

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      13. Contracts, Chattel Paper, Accounts, General Intangibles. The Debtor
warrants that the Collateral consisting of contract rights, chattel paper, accounts, or general intangibles is (i) genuine and enforceable in accordance with its terms except as limited by law; (ii) not subject to any defense, set-off, recoupment claim, or counterclaim of a material nature against the Debtor; (iii) not subject to any other circumstances that would impair the validity, enforceability or amount of such Collateral; and (iv) consistent with each other representation or warranty made by the Debtor to the Secured Party. Effective upon the occurrence of an Event of Default, the Debtor shall not amend, modify or supplement any lease, contract or agreement contained in the Collateral or waive any provision therein, without the prior written consent of the Secured Party.

      14. Account Information. Upon the occurrence of an Event of Default, the Debtor shall from time to time upon the request of the Secured Party, provide the Secured Party with schedules describing all accounts and contracts, including customers, addresses, credited or acquired by the Debtor and, at the Secured Party's request, shall execute and deliver written assignments of contracts and other documents evidencing such accounts and contracts to the Secured Party. Together with each schedule, the Debtor shall, if requested by the Secured Party, furnish the Secured Party with copies of the Debtor's sales journals, invoices, customer purchase orders or the equivalent, and original shipping or delivery receipts for all goods sold, and the Debtor warrants the genuineness thereof.

      15. Account and Contract Debtors. Upon the occurrence of an Event of Default, the Secured Party shall have the right to notify the account and contract debtor obligated on any or all of the Collateral to make payment thereof directly to the Secured Party and the Secured Party may take control of all proceeds of any such Collateral, which rights the Secured Party may exercise at any time. The cost of such collection and enforcement, including reasonable attorneys' fees and expenses, shall be borne solely by the Debtor whether the same is incurred by the Secured Party or the Debtor. Upon demand of the Secured Party, the Debtor will, upon receipt of all checks, drafts, cash and other remittances in payment on any Collateral, deposit the same in a special deposit account maintained with a financial institution acceptable to the Secured Party, over which the Secured Party has control.

      16. Modification to Accounts. Upon the occurrence of an Event of Default, no discount, credit or allowance shall be granted by the Debtor to any account or contract debtor and no return of merchandise shall be accepted by the Debtor without the Secured Party's prior written consent. The Secured Party may, after Default, settle or adjust disputes and claims directly with the account or contract debtor for amounts and upon terms that the Secured Party considers advisable, and in such cases, the Secured Party will credit the Foreign Subsidiary Obligations with the net amounts received by the Secured Party, after deducting all of the expenses incurred by the Secured Party. The Debtor agrees to indemnify and defend the Secured Party and hold it harmless with respect to any claim or proceeding arising out of any matter related to collection of the Collateral.

      17. Government Contracts. If any accounts receivable or proceeds of inventory covered hereby arise from obligations due to the Debtor from any governmental unit or organization, the Debtor shall immediately notify the Secured Party in writing and execute all documents and take all actions demanded by the Secured Party to ensure recognition by such governmental unit or organization of the rights of the Secured Party in the Collateral.

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      18. Inventory. So long as no Default has occurred, the Debtor shall have the right in the ordinary course of business, to process and sell the Debtor's inventory. Upon demand of the Secured Party, the Debtor will, upon receipt of all checks, drafts, cash and other remittances, in payment of the Collateral sold, deposit the same in a special deposit account maintained with a financial institution acceptable to the Secured Party, over which the Secured Party has control. The Debtor shall comply with all federal, state, and local laws, regulations, rulings, and orders applicable to the Debtor or its assets or business, in all respects. Without limiting the generality of the previous sentence, the Debtor shall comply with all requirements of the federal Fair Labor Standards Act in the conduct of its business and the production of inventory. The Debtor shall notify the Secured Party immediately of any violation by the Debtor of the Fair Labor Standards Act, and a failure of the Debtor to so notify the Secured Party shall constitute a continuing representation that all inventory then existing has been produced in compliance with the Fair Labor Standards Act.

      19. Instruments, Chattel Paper. Any Collateral that is instruments, chattel paper and negotiable documents will be properly assigned to, deposited with and held by the Secured Party, unless the Secured Party shall hereafter otherwise direct or consent in writing. The Secured Party may, without notice, after the occurrence of an Event of Default, exercise any or all rights of collection, conversion, or exchange and other similar rights, privileges and options pertaining to the Collateral, but shall have no duty to do so.

      20. Collateral Duties. The Secured Party shall have no custodial or ministerial duties to perform with respect to the Collateral pledged except as set forth herein; and by way of explanation and not by way of limitation, the Secured Party shall incur no liability for any of the following: (i) loss or depreciation of the Collateral (unless caused by its willful misconduct), (ii) its failure to present any paper for payment or protest, to protest or give notice of nonpayment, or any other notice with respect to any paper or Collateral, or (iii) its failure to present or surrender for redemption, conversion or exchange any bond, stock, paper or other security whether in connection with any merger, consolidation, recapitalization, or reorganization, arising out of the refunding of the original security, or for any other reason, or its failure to notify any party hereto that the Collateral should be so presented or surrendered.

      21. Transfer of Collateral. The Secured Party may assign its rights in the Collateral or any part thereof, to the assignee, as well as any subsequent holder hereof, who shall thereupon become vested with all the powers and rights herein given to the Secured Party with respect to the property so transferred and delivered, and the Secured Party shall thereafter, be forever relieved and fully discharged from any liability with respect to such property so transferred, but with respect to any property not so transferred the Secured Party shall retain all rights and powers hereby given, and provided the foregoing shall not relieve the Secured Party of any obligations with respect to any representations and warranties relating to goods sold to the Debtor by the Secured Party to the extent but only to the extent such representations and warranties are specified in the Brightstar Distribution Agreement.

      22. Substitute Collateral With the prior written consent of the Secured Party, other Collateral may be substituted for the original Collateral herein in which event all rights, duties, obligations, remedies and security interests provided for, created or granted hereunder shall apply fully to such substitute Collateral.

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      23. Inspection, Books and Records. The Debtor will at all times keep accurate and complete records covering each item of the Collateral, including the proceeds therefrom. The Secured Party, or any of its agents, shall have the right, at intervals to be determined by the Secured Party and without hindrance or delay, to inspect, audit, and examine the Collateral and to make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral, the Debtor's business or any other transaction between the parties hereto. The Debtor will, at its expense, furnish the Secured Party copies thereof upon request.

      24. Attorneys' Fees and Other Costs of Collection. The Debtor shall pay all of the Secured Party's reasonable expenses incurred in preparing and enforcing this Agreement and in preserving and liquidating the Collateral, including but not limited to, reasonable paralegal's, attorney's and expert's fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

      25. Remedies on Default (Including Power of Sale). If any Default or Event of Default occurs, all of the Foreign Subsidiary Obligations shall be immediately due and payable, without notice and the Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code. Without limitation thereto, the Secured Party shall have the following rights and remedies; (i) to take immediate possession of the Collateral, without notice or resort to legal process, and for such purpose, to enter upon any premises on which the Collateral or any part thereof may be situated and to remove the same therefrom, or, at its option, to render the Collateral unusable or dispose of such Collateral on the Debtor's premises; (ii) to require the Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party; (iii) to exercise its right of set-off against amounts, if any, owed to the Debtor by the Secured Party, without advance notice, regardless of whether such accounts are general or special; (iv) to dispose of the Collateral, as a unit in parcels, separately or with any real property interests also securing the Foreign Subsidiary Obligations, in any county or place selected by the Secured Party, at either private or public sale (at which public sale the Secured Party may be the purchaser) with or without having the Collateral physically present at said sale; (v) any notice of sale, disposition or other action by the Secured Party required by law and sent to the Debtor at the Debtor's address shown above, or at such other address of the Debtor as may from time to time be shown on the records of the Secured Party, at least 10 days prior to such action, shall constitute reasonable notice to the Debtor and such notice shall be deemed given or sent when mailed postage prepaid to the Debtor, address as provided herein; (vi) the Secured Party shall be entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by the Secured Party with respect to any of the Collateral, to the Foreign Subsidiary Obligations in such order and manner as the Secured Party may determine; and (vii) any Collateral that is subject to rapid declines in value and is customarily sold in recognized markets may be disposed of by the Secured Party in a recognized market for such collateral without providing notice of sale.

      26. Remedies are Cumulative. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other

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right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law, in equity, or in other Brightstar Documents.

      27. Bankruptcy.

            (a) In the event any of the Foreign Subsidiaries files a voluntary petition seeking relief under Title 11 of the United States Code ("Bankruptcy Code"), or any of the Foreign Subsidiaries becomes the subject of an involuntary bankruptcy proceeding in which an order for relief is entered and not dismissed within 30 days, or otherwise becomes the subject of any petition seeking any reorganization, arrangement, composition, readjustment liquidation, dissolution, assignment for the benefit of creditors, or similar relief under any present or future federal or state laws or statutes relating to bankruptcy, insolvency, or other relief for debtors, or any of the Foreign Subsidiaries seeks, consents to or acquiesces to the appointment of a trustee, receiver, conservator or liquidator, the Debtor (for itself and on behalf of each of the other Foreign Subsidiaries) agrees that the Secured Party will not be adequately protected and therefore will be entitled to immediate relief from any automatic stay prescribed by applicable state or federal law including, but not limited to, 11 U.S.C. Section 362(a), for cause, to enforce its rights under this Agreement and the other Brightstar Documents to which any of the Foreign Subsidiaries is a party unless the Secured Party expressly reserves its right to do otherwise. This entitlement shall be irrespective of any of the requirements of state or federal law including, but not limited to, 11 U.S.C. Section 362, and the Secured Party shall not be obligated to satisfy those requirements in order to obtain relief from any stay, restraining order or injunction. The Secured Party shall also be entitled to automatically and immediately exercise its rights to set off and apply, directly or through any of the Motorola Parties, any and all deposits (whether general or special, time or demand, provisional or final, or otherwise) and other assets and properties at any time held in the possession, custody or control of the Secured Party or any of the Motorola Parties, and any indebtedness at any time owing by the Secured Party or any of the Motorola Parties, to or for the credit, account or benefit of any of the Foreign Subsidiaries, against any and all of the Foreign Subsidiary Obligations.

            (b) The Debtor hereby warrants and represents that, by executing and delivering this Agreement or any other document contemplated herein, or by entering into any of the other transactions referred to in this Agreement or in any of the other Brightstar Documents to which any of the Foreign Subsidiaries is a party, none of the Foreign Subsidiaries intends to hinder, delay or defraud any person or entity to whom any of the Foreign Subsidiaries is indebted or shall become indebted. The consideration the Foreign Subsidiaries have received or shall receive in connection with their execution of the Brightstar Documents to which any of the Foreign Subsidiaries is a party consists of the continuation of the extended payment terms, and other accommodations as set forth therein, for so long as the Foreign Subsidiaries shall perform and observe the terms and conditions of the Brightstar Documents to which any of the Foreign Subsidiaries is a party. The foregoing consideration is valid, fair and substantial.

            (c) To the best knowledge of the Debtor, there are no present or threatened claims or litigation which affect or might affect the Collateral, or any interest therein, including without limitation, any claims, liens or encumbrances with respect to such property.

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            (d) The Debtor hereby represents and warrants that neither it nor
(to its knowledge) any of the other Foreign Subsidiaries has any intent: (i) to file a voluntary petition under any chapter of the Bankruptcy Code or in any manner to seek relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any local, state, federal or other insolvency laws or laws providing for relief of debtors, or in equity, either at the present time, or at any time hereafter unless otherwise agreed by the parties; or (ii) directly or indirectly to cause an involuntary petition under any chapter of the Bankruptcy Code to be filed against any of the Foreign Subsidiaries, or directly or indirectly, to cause any of the Foreign Subsidiaries to become the subject of any proceedings pursuant to any local, state, federal or other insolvency laws, or laws providing for relief of debtors, or in equity, either at the present time, or at any time hereafter; or
(iii) directly or indirectly to cause the Collateral or any portion thereof or any interest of any of the Foreign Subsidiaries therein to become the property of any debtor's estate administered pursuant to the provisions of the Bankruptcy Code or the subject of any local, state, federal or other bankruptcy, dissolution, liquidation or insolvency proceedings, either at the present time or at any time hereafter. The Debtor (for itself and on behalf of each of the other Foreign Subsidiaries) acknowledges therefore that the filing of any such petition or the seeking of any such relief by any of the Foreign Subsidiaries, whether directly or indirectly, within 360 days from the date hereof, would be in bad faith by such Foreign Subsidiaries, and solely for purposes of delaying, inhibiting or otherwise impeding the exercise by the Secured Party of its rights and remedies against such Foreign Subsidiaries and against the Collateral pursuant to the Brightstar Documents to which any of the Foreign Subsidiaries is a party or in equity, and would constitute a bad faith filing.

            (e) Each of the Foreign Subsidiaries is solvent and the transactions contemplated in this Agreement and the other Brightstar Documents to which any of the Foreign Subsidiaries is a party shall not result in any of the Foreign Subsidiaries becoming insolvent.

            (f) The Debtor (for itself and on behalf of each of the other Foreign Subsidiaries) further agrees that to the extent the Secured Party or any of the Motorola Parties has received, or will receive, by virtue of the Brightstar Documents to which any of the Foreign Subsidiaries is a party, "transfers" or "preferences" as such terms are defined by the Bankruptcy Code, the Secured Party or such Motorola Party has given new value and reasonably equivalent value contemporaneously in exchange for such transfers and such transfers have not rendered any of the Foreign Subsidiaries insolvent. To the extent that the Secured Party or any of the Motorola Parties has received or will receive by virtue of the Brightstar Documents to which any of the Foreign Subsidiaries is a party, "transfers" or "preferences", it is hereby agreed that the Secured Party or such Motorola Party will not have received more than it would if any of the Foreign Subsidiaries commenced proceedings under Chapter 7 of the Bankruptcy Code.

            (g) Insofar as any Motorola Party shall continue to ship inventory to any of the Foreign Subsidiaries, any and all payments made by any of the Foreign Subsidiaries to the Secured Party or any Motorola Party pursuant to the Brightstar Documents to which any of the Foreign Subsidiaries is a party shall be construed as payments of a debt incurred by the Foreign Subsidiaries in the ordinary course of business or financial affairs of the Foreign Subsidiaries, the Secured Party and the Motorola Parties, in fact made in the ordinary course of business or financial affairs of the Foreign Subsidiaries, the Secured Party and the Motorola Parties, and made according to ordinary business terms consistent with the Brightstar Documents to which

               Security Agreement (Foreign Subsidiaries) - Page 9 any of the Foreign Subsidiaries is a party. Upon information and belief, by entering into the Brightstar Documents to which any of the Foreign Subsidiaries is a party, the parties hereto believe neither the Secured Party nor any of the Motorola Parties is receiving voidable preferences as defined in 11 U.S.C. Sections 547 and 549.

            (h) Notwithstanding the provisions of the preceding paragraphs, in the event any payments made by any of the Foreign Subsidiaries to the Secured Party or any of the Motorola Parties, directly or indirectly, or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, voided, and/or required to be repaid to a trustee, receiver or any other party appointed under the Bankruptcy Code, state or federal law, common law or equitable cause, the Foreign Subsidiary Obligations or part thereof intended to be satisfied shall be reinstated or shall continue to be effective, as the case may be, and shall remain fully enforceable pursuant to the Brightstar Documents to which any of the Foreign Subsidiaries is a party and applicable law to the extent that such payments or transfers are voided, set aside or required to be disgorged.

            (i) In the event a voluntary or involuntary proceeding under the Bankruptcy Code or applicable state law is commenced by or against any of the Foreign Subsidiaries, the Debtor (for itself and on behalf of each of the other Foreign Subsidiaries) agrees that the Secured Party and the Motorola Parties shall have an allowed secured claim against such Foreign Subsidiary in the amount of the Foreign Subsidiary Obligations as of the date of the commencement of such proceeding, secured by a valid, perfected lien encumbering all of the Collateral.

            (j) The Debtor (for itself and on behalf of each of the other Foreign Subsidiaries) acknowledges and agrees that none of the Foreign Subsidiaries has either legal nor equitable title or interest in any of the accounts established by the Debtor pursuant to this Agreement or any of the other Brightstar Documents to which any of the Foreign Subsidiaries is a party (collectively, the "Accounts") or the monies, securities or other assets deposited therein and further that the Accounts and the monies, securities and other assets deposited therein shall not be deemed property of the estate of any of the Foreign Subsidiaries pursuant to 11 U.S.C. Section 541, or property of an insolvency estate pursuant to any other applicable state or federal statutes in the event that an insolvency proceeding is voluntarily or involuntarily commenced with respect to any of the Foreign Subsidiaries. Similarly, the Debtor (for itself and on behalf of each of the other Foreign Subsidiaries) acknowledges and agrees that any payments made by any account debtor of any of the Foreign Subsidiaries, whether domestic or foreign, directly to the Secured Party pursuant to the Brightstar Documents to which any of the Foreign Subsidiaries is a party shall not be deemed property of the Bankruptcy estate of any of the Foreign Subsidiaries pursuant to 11 U.S.C. Section 541 or property of an insolvency estate pursuant to any other applicable state or federal statutes. The Secured Party shall be immediately entitled to continue to receive payments due and owing under the Brightstar Documents to which any of the Foreign Subsidiaries is a party from the account debtors of any of the Foreign Subsidiaries.

            (k) The foregoing Bankruptcy provisions collectively constitute a material inducement for the Secured Party to enter into this Agreement.

      28. Notices. Any notice, demand or other communications required to or permitted to be given or made hereunder in writing, shall be deemed given or made when (a) delivered in

               Security Agreement (Foreign Subsidiaries) - Page 10 person; (b) five (5) days after such communication is posted in the mails; or
(c) one (1) day after such communication is sent by a nationally recognized overnight courier service. Such communications shall be addressed as follows:

            If to the Secured Party to:      Motorola, Inc
                                             798 International Parkway
                                             Sunrise, Florida 33325
                                             Attn: PCS Latin America Director of
                                             Finance

            With a copy to:                  Shook, Hardy & Bacon L.L.P.
                                             Miami Center, Suite 2400
                                             201 South Biscayne Boulevard
                                             Miami, Florida 33131-4332
                                             Attn: John M. Barkett, Esq.

            If to the Debtor to:             [Specify the particular Debtor(s)]
                                             c/o Brightstar Corp.
                                             2010 N. W. 84th Avenue
                                             Miami, Florida 33122
                                             Attn: Raul M. Claure

            With a copy to:                  Kirkpatrick & Lockhart LLP
                                             Miami Center, 20th Floor
                                             201 South Biscayne Boulevard
                                             Miami, Florida 33131
                                             Attn: Clayton E. Parker, Esq.

      or at such other address or addresses as the party addressed may from time to time designate in writing.

      29. Miscellaneous. (i) Amendments and Waivers. No waivers, amendments or modifications of any provision of this Agreement shall be valid unless in writing and signed by an officer of the Secured Party. No waiver by the Secured Party of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion. Neither the failure of, nor any delay by, the Secured Party in exercising any right, power or privilege granted pursuant to this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. (ii) Assignment. All rights of the Secured Party hereunder are freely assignable, in whole or in part, and shall inure to the benefit of and be enforceable by the Secured Party, its successors, assigns and affiliates. The Debtor shall not assign its rights and interest hereunder without the prior written consent of the Secured Party, and any attempt by the Debtor to assign without the Secured Party's prior written consent is null and void. Any assignment shall not release the Debtor from the Foreign Subsidiary Obligations. This Agreement shall be binding upon the Debtor, and its successors and assigns.
(iii) Applicable Law. This Agreement shall be governed by and construed under the law of the State of Florida without regard to that State's conflict of laws principles. (iv) Severability. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective but only to the extent of such

               Security Agreement (Foreign Subsidiaries) - Page 11 prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. (v) Captions. The captions contained herein are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof. The use of the plural shall also mean the singular, and vice versa. (vi) Binding Contract. The Debtor by execution and the Secured Party by acceptance of this Agreement, agree that each party is bound by all terms and provisions of this Agreement.
(vii) Construction This document shall be construed without regard to any presumption or rule requiring construction against the party causing such document or any portion thereof to be drafted. (viii) Execution and Delivery. This Agreement may be validly executed and delivered by fax or other electronic transmission.

      30. WAIVER OF JURY TRIAL. THE DEBTOR AND THE SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN ANY OF THE BRIGHTSTAR PARTIES, ON ONE HAND, AND ANY MOTOROLA PARTY ON THE OTHER HAND, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EACH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE DEBTOR AND THE SECURED PARTY ENTERING INTO THIS AGREEMENT. THE PROVISIONS OF THIS ARTICLE HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE DEBTOR NOR THE SECURED PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS ARTICLE WILL NOT BE ENFORCED IN ALL INSTANCES. NEITHER THE DEBTOR NOR THE SECURED PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED.

      31. Waiver of Plea of Jurisdictions or Venue. Because the Debtor and the Secured Party each have a significant interest in consistent interpretation of this Agreement, the Debtor designates Miami, Florida as the sole forum for resolution of any dispute arising hereunder. The Debtor hereby waives any plea of jurisdiction or venue as not having a place of business in Miami-Dade County, Florida, and hereby specifically authorizes any action brought upon the enforcement of this Agreement by the Secured Party to be instituted and prosecuted in either the Circuit Court of Miami-Dade County, Florida, or in the United States District Court for the Southern District of Florida, at the election of the Secured Party. The Debtor further agrees that a final judgment in any action or proceeding will be conclusive and may be enforced against it in any other jurisdiction or in any other manner provided by law.

                          [Signature page(s) to follow]

               Security Agreement (Foreign Subsidiaries) - Page 12

      IN WITNESS WHEREOF, the Debtor has executed and delivered this Agreement to Motorola as of the date written above.

                                           BRIGHTSTAR DE ARGENTINA, S.A.

                                           BY: /s/ Marcelo Claure
                                               ______________________________
                                           NAME:_____________________________
                                           TITLE:____________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                              NONE
                                           CHIEF EXECUTIVE OFFICE:
                                              [ILLEGIBLE]
                                              [ILLEGIBLE] [ILLEGIBLE]
                                              [ILLEGIBLE]
                                              ARGENTINA

                                           BRIGHTSTAR CORP.

                                           BY:  /s/ Marcelo Claure
                                               ______________________________
                                           NAME: ____________________________
                                           TITLE: ___________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                              NONE
                                           CHIEF EXECUTIVE OFFICE:
                                              2010 N.W. 84th Avenue
                                              Miami, Florida, 33122

                                           BRIGHTSTAR CORP. CHILE, LTDA.

                                           BY:  /s/ Marcelo Claure
                                                _____________________________
                                           NAME: ____________________________
                                           TITLE: ___________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                              NONE
                                           CHIEF EXECUTIVE OFFICE:
                                              Americo Vespucio 2296
                                              Centro de Empresas ElCortijo
                                              Conchali - Santiago. CHILE

               Security Agreement (Foreign Subsidiaries) - Page 13

                                           BRIGHTSTAR DOMINICANA, S.A.

                                           BY: /s/ Marcelo Claure
                                               _________________________________
                                           NAME: _______________________________
                                           TITLE: ______________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                              NONE
                                           CHIEF EXECUTIVE OFFICE:
                                              Av Las Palmas #64. Las Caobas
                                              Santo Domingo
                                              REPUBLICA DOMINICANA

                                           BRIGHTSTAR ECUADOR LTDA.

                                           BY: /s/ Marcelo Claure
                                              _________________________________
                                           NAME: _______________________________
                                           TITLE: ______________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                              NONE
                                           CHIEF EXECUTIVE OFFICE:
                                              Panamericana Norte Km 5.5
                                              Complejo Parque Nor. Bodega 120
                                              Quito - ECUADOR

                                           BRIGHTSTAR EL SALVADOR S.A. DE C.V.

                                           BY: /s/ Marcelo Claure
                                               _________________________________
                                           NAME: _______________________________
                                           TITLE: ______________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                              NONE
                                           CHIEF EXECUTIVE OFFICE:
                                              67 A.V. Sur #212. Col. Roma
                                              San Salvador - EL SALVADOR

                                           BRIGHTSTAR GUATEMALA, C.A.

                                           BY: /s/ Marcelo Claure
                                               _________________________________
                                           NAME: _______________________________
                                           TITLE: ______________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                             NONE
                                           CHIEF EXECUTIVE OFFICE:

                                             20 Calle 24-60. Zona 10 - Bodega 10
                                             Ofibodegas Pradera, GUATEMALA

               Security Agreement (Foreign Subsidiaries) - Page 14

                                           BRIGHTSTAR DE MEXICO, S.A. DE C.V.

                                           BY: /s/ Marcelo Claure
                                               _________________________________
                                           NAME: _______________________________
                                           TITLE: ______________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                              NONE
                                           CHIEF EXECUTIVE OFFICE:
                                              Av Industria No.10
                                              Col. Pueblo de los Reyes
                                              C.P. 54090 Tlalnepantla
                                              MEXICO

                                           BRIGHTSTAR DE PARAGUAY, S.R.L.

                                           BY: /s/ Marcelo Claure
                                               _________________________________
                                           NAME: _______________________________
                                           TITLE: ______________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                              NONE
                                           CHIEF EXECUTIVE OFFICE:
                                              Tajy y Mencia Sanabria. Bo
                                              Panambi Reta
                                              Asuncion. PARAGUAY

                                           BRIGHTSTAR PERU, S.R.L.

                                           BY: /s/ Marcelo Claure
                                               _________________________________
                                           NAME: _______________________________
                                           TITLE: ______________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                              NONE
                                           CHIEF EXECUTIVE OFFICE:
                                              Av. Fco. Alayza y Paz Soldan #1145
                                              Urb. Santa Curz - Miraflores
                                              Lima - PERU

                                           BRIGHTSTAR PUERTO RICO, INC.

                                           BY: /s/ Marcelo Claure
                                               _________________________________
                                           NAME: _______________________________
                                           TITLE: ______________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                              NONE
                                           CHIEF EXECUTIVE OFFICE:

                                              Carr. 189 Km. 2.6 Sector Mano
                                              Manca. Caguas - PUERTO RICO

               Security Agreement (Foreign Subsidiaries) - Page 15

                                           BRIGHTSTAR URUGUAY, S.A.

                                           BY: /s/ Marcelo Claure
                                               _________________________________
                                           NAME: _______________________________
                                           TITLE: ______________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                              NONE

                                           CHIEF EXECUTIVE OFFICE:
                                              2010 N.W. 84th Avenue
                                              Miami, Florida 33122

                                           BRIGHTSTAR DE VENEZUELA C. A.

                                           BY: /s/ Marcelo Claure
                                               _________________________________
                                           NAME: _______________________________
                                           TITLE: ______________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                              NONE

                                           CHIEF EXECUTIVE OFFICE:
                                              Final Calle Vargas
                                              Edf. Centro Berimer, Torre Este
                                              Piso 3, Of #A2-A3. Boleita Norte
                                              Caracas - VENEZUELA

                                           BRIGHTSTAR PROVEEDOR DE SOLUCIONES
                                           TECNOLOGICAS S.A.

                                           BY: /s/ Marcelo Claure
                                               _________________________________
                                           NAME: _______________________________
                                           TITLE: ______________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                              NONE
                                           CHIEF EXECUTIVE OFFICE:
                                              Av Enrique Finot #190 esq
                                              Calle 5 Oeste, Equipetrol
                                              Santa Cruz, BOLIVA

               Security Agreement (Foreign Subsidiaries) - Page 16

                                           SOLUCIONES INTELIGENTES PARA EL
                                           MERCADO MOVIL, S.A. DE C.V.

                                           BY: /s/ Marcelo Claure
                                               _________________________________
                                           NAME: _______________________________
                                           TITLE: ______________________________

                                           ORGANIZATIONAL IDENTIFICATION NUMBER:
                                              NONE

                                           CHIEF EXECUTIVE OFFICE:
                                              Av Presidente Juarez No. 8 Bis
                                              Col. Puente de Vigas
                                              CP 54090 - Tlalnepantla
                                              Estado de MEXICO

               Security Agreement (Foreign Subsidiaries) - Page 17

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this____________________________ day of April, 2004 by R. Marcelo Clause, who in his/her capacity as President of BRIGHTSTAR DE ARGENTINA, S.A., a entity organized under the laws of Argentina, and who is personally known to me or has produced____________________________________________________________as
identification.

                                                       [SEAL]
                                                        NOTARY PUBLIC
                                                        NAME OF NOTARY PRINTED:

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this_____________________________ day of April, 2004 by R. Marcelo Clause, who
in his/her capacity as President of BRIGHTSTAR DO BRASIL, LTDA., a entity organized under the laws of Brazil, and who is personally known to me or has produced___________________________________________________________as
identification.

                                                       [SEAL]
                                                        NOTARY PUBLIC
                                                        NAME OF NOTARY PRINTED:

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this_____________________________ day of April, 2004 by R. Marcelo Clause, who
in his/her capacity as President of BRIGHTSTAR CORP. CHILE, LTDA., a entity organized under the laws of Chile, and who is personally known to me or has produced___________________________________________________________as
identification.

                                                       [SEAL]
                                                        NOTARY PUBLIC
                                                        NAME OF NOTARY PRINTED:

      My commission expiries:

               Security Agreement (Foreign Subsidiaries) - Page 18

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this_____________________________ day of April, 2004 by R. Marcelo Clause, who
in his/her capacity as President of BRIGHTSTAR DOMINICANA, S.A., a entity organized under the laws of Dominican Republic, and who is personally known to me or has produced_________________________________________________________________ as
identification.

                                                       [SEAL]
                                                        NOTARY PUBLIC
                                                        NAME OF NOTARY PRINTED :

         My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this_____________________________ day of April, 2004 by R. Marcelo Clause, who
in his/her capacity as President of BRIGHTSTAR ECUADOR, LTDA., a entity organized under the laws of Ecuador, and who is personally known to me or has produced___________________________________________________________as
identification.

                                                       [SEAL]
                                                        NOTARY PUBLIC
                                                        NAME OF NOTARY PRINTED :

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this ______ day of April, 2004 by R. Marcelo Clause, who in his/her capacity as President of BRIGHTSTAR EL SALVADOR S.A. DE C.V., a entity organized under the laws of El Salvador, and who is personally known to me or has produced______________________________________________ as identification.

                                                       [SEAL]
                                                        NOTARY PUBLIC
                                                        NAME OF NOTARY PRINTED :

      My commission expiries:

               Security Agreement (Foreign Subsidiaries) - Page 19

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this____________________________ day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR GUATEMALA, C.A., a entity organized under the laws of Guatemala, and who is personally known to me or has produced ________________________________________________________as identification.

                                                       [CLAYTON E. PARKER SEAL]
                                                       NOTARY PUBLIC
                                                       NAME OF NOTARY PRINTED :

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this____________________________ day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR DE MEXICO S.A. DE C.V., a entity organized under the laws of Mexico, and who is personally known to me or has produced_____________________________________________________________as
identification.

                                                       [CLAYTON E. PARKER SEAL]
                                                       NOTARY PUBLIC
                                                       NAME OF NOTARY PRINTED :

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this_____________________________ day of April, 2004 by R. Marcelo Claure, who
in his/her capacity as President of BRIGHTSTAR DE PARAGUAY, S.R.L., a entity organized under the laws of Paraguay, and who is personally known to me or has produced_____________________________________________________________as
identification.

                                                       [CLAYTON E. PARKER SEAL]
                                                       NOTARY PUBLIC
                                                       NAME OF NOTARY PRINTED :

      My commission expiries:

               Security Agreement (Foreign Subsidiaries) - Page 20

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this____________________________ day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR PERU, S.R.L., a entity organized under the laws of Peru, and who is personally known to me or has produced _____________________________________________________________as identification.

                                                       [CLAYTON E. PARKER SEAL]
                                                       NOTARY PUBLIC
                                                       NAME OF NOTARY PRINTED :

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this_____________________________ day of April, 2004 by R. Marcelo Claure, who
in his/her capacity as President of BRIGHTSTAR PUERTO RICO, INC., a entity organized under the laws of the Commonwealth of Puerto Rico, and who is personally known to me or has produced_______________________________________ as identification.

                                                       [CLAYTON E. PARKER SEAL]
                                                       NOTARY PUBLIC
                                                       NAME OF NOTARY PRINTED :

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this____________________________ day of April, 2004 by R. Marcelo Claure, who in his/her capacity as President of BRIGHTSTAR URUGUAY, S.A., a entity organized under the laws of Uruguay, and who is personally known to me or has produced ___________________________________________________________as identification.

                                                       [CLAYTON E. PARKER SEAL]
                                                       NOTARY PUBLIC
                                                       NAME OF NOTARY PRINTED :

      My commission expiries:

               Security Agreement (Foreign Subsidiaries) - Page 21

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this_____________________________ day of April, 2004 by R. Marcelo Claure, who
in his/her capacity as President of BRIGHTSTAR DE VENEZUELA C.A., a entity organized under the laws of Venezuela, and who is personally known to me or has produced____________________________________________________________as
identification.

                                                       [CLAYTON E. PARKER SEAL]
                                                       NOTARY PUBLIC
                                                       NAME OF NOTARY PRINTED :

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this_____________________________ day of April, 2004 by R. Marcelo Claure, who
in his/her capacity as President of BRIGHTSTAR PROVEEDOR DE SOLUCIONES TECNOLOGICAS S.A., a entity organized under the laws of Bolivia, and who is personally known to me or has produced____________________________________
___________________________as identification.

                                                       [CLAYTON E. PARKER SEAL]
                                                       NOTARY PUBLIC
                                                       NAME OF NOTARY PRINTED :

      My commission expiries:

      I HEREBY CERTIFY the foregoing instrument was acknowledged before me this _________________________________ day of April, 2004 by R. Marcelo Claure, who
in his/her capacity as President of SOLUCIONES INTELIGENTES PARA EL MERCADO MOVIL, S.A. DE C.V., a entity organized under the laws of Mexico, and who is personally known to me or has produced ____________________________ as identification.

                                                       [CLAYTON E. PARKER SEAL]
                                                       NOTARY PUBLIC
                                                       NAME OF NOTARY PRINTED :

      My commission expiries:

               Security Agreement (Foreign Subsidiaries) - Page 22